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                                                                   EXHIBIT 10.23

                          GUARANTY FROM PARENT ENTITIES

         This Guaranty is made as of October 17, 2003 by Glimcher Realty Trust, a real estate investment trust organized under the laws of the State of Maryland ("Glimcher Trust") and Glimcher Properties Corporation, a Delaware corporation ("Glimcher Properties", and together with Glimcher Trust, collectively, the "Guarantors"), to and for the benefit of KeyBank National Association, individually ("KeyBank") and as administrative agent ("Administrative Agent") for itself and the lenders under the Credit Agreement (as defined below) and their respective successors and assigns (collectively, the "Lenders").

                                    RECITALS

         A. Glimcher Properties Limited Partnership, a limited partnership organized under the laws of the State of Delaware ("Borrower"), and Guarantors have requested that the Lenders make a revolving credit facility available to Borrower in an aggregate principal amount of $150,000,000 (the "Facility").

         B. The Lenders have agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in an Credit Agreement of even date herewith among Borrower, KeyBank, individually, and as Administrative Agent, and the Lenders named therein (as amended, modified or restated from time to time, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         C. Borrower has executed and delivered or will execute and deliver to the Lenders promissory notes in the principal amount of each Lender's Commitment and promissory notes in the principal amount, if any, of each Lender's Loan as evidence of Borrower's indebtedness to each such Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the "Notes").

         D. Glimcher Properties is the sole general partner in the Borrower and Glimcher Trust is the owner of all of the stock of Glimcher Properties and certain of the limited partnership interests in the Borrower. Guarantors acknowledge that the extension of credit by the Administrative Agent and the Lenders to Borrower pursuant to the Credit Agreement will benefit Guarantors by enhancing the financial strength of the consolidated group of which Guarantors and Borrower are members. The execution and delivery of this Guaranty by Guarantors are conditions precedent to the performance by the Lenders of their obligations under the Credit Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:

         1. Guarantors absolutely, unconditionally, and irrevocably guaranty to each of the Lenders:

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                  (a)      the full and prompt payment of the principal of and
         interest on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Credit Agreement, and the other Loan Documents;

                  (b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

                  (c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Credit Agreement and the Loan Documents.

All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the "Facility Indebtedness." All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the "Obligations."

         2. In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Guarantors agree, on demand by the Administrative Agent or the holder of a Note, to pay all the Facility Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes, the Credit Agreement, and the other Loan Documents.

         3. Guarantors do hereby waive (i) notice of acceptance of this Guaranty by the Administrative Agent and the Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Guarantors may have against Borrower or which Guarantors or Borrower may have against the Administrative Agent or the Lenders or the holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantors with liability, (iv) any failure by the Administrative Agent and the Lenders to inform Guarantors of any facts the Administrative Agent and the Lenders may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that the Administrative Agent and the Lenders have no duty so to inform and that Guarantors are fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of Borrower or any other action by any court or governmental body with respect thereto, or to cause the Administrative Agent and the Lenders to proceed against any other security given to a Lender in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time by the Lenders to Borrower without notice to or authorization from Guarantors, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with Guarantors the Lenders' assessment of the financial condition of Borrower. Guarantors acknowledge that no representations of any kind whatsoever have been made by the Administrative Agent and the Lenders to Guarantors. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Administrative Agent and the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent and the Lenders. Guarantors further agree that any exculpatory language contained in the Credit Agreement, the Notes, and the other Loan Documents shall

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in no event apply to this Guaranty, and will not prevent the Administrative
Agent and the Lenders from proceeding against Guarantors to enforce this Guaranty.

         4. Guarantors further agree that Guarantors' liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantors of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by the Administrative Agent and the Lenders under the Credit Agreement, or any other Loan Documents, or by the Administrative Agent or the Lenders' failure or election not to pursue any other remedies they may have against Borrower, or by any change or modification in a Note, the Credit Agreement, or any other Loan Documents, or by the acceptance by the Administrative Agent or the Lenders of any security or any increase, substitution or change therein, or by the release by the Administrative Agent and the Lenders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though a Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Guarantors shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement, and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantors further understand and agree that the Administrative Agent and the Lenders may at any time enter into agreements with Borrower to amend and modify a Note, the Credit Agreement or any of the other Loan Documents, or any thereof, and may waive or release any provision or provisions of a Note, the Credit Agreement, or any other Loan Document and, with reference to such instruments, may make and enter into any such agreement or agreements as the Administrative Agent, the Lenders and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of the Administrative Agent and the Lenders' rights hereunder or any of Guarantors' obligations hereunder.

         5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantors agree that their obligations hereunder shall be joint and several with any and all other guarantees given in connection with the Facility from time to time. Guarantors agree that this Guaranty may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note, the Credit Agreement, or any of the other Loan Documents or by or resorting to any other guaranties, and Guarantors hereby waive the right to require the Administrative Agent and the Lenders to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantors further agree that nothing contained herein or otherwise shall prevent the Administrative Agent and the Lenders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Credit Agreement or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Guarantors' obligations hereunder, it being the purpose and intent of Guarantors that the obligations of such Guarantors hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantors' obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under a Note, the Credit Agreement or any other Loan Document or by reason of Borrower's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum

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payable pursuant to a Note, the Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such Lender had not been made, regardless of whether such Lender contested the order requiring the return of such payment. The obligations of Guarantors pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

         6. This Guaranty shall be assignable by a Lender to any assignee of all or a portion of such Lender's rights under the Loan Documents.

         7. If: (i) this Guaranty, a Note, or any of the Loan Documents are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Administrative Agent or any Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, a Note, the Credit Agreement, or any Loan Document;
(iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Administrative Agent or any Lender in any other legal proceedings whatsoever in connection with this Guaranty, a Note, the Credit Agreement, any of the Loan Documents, or any property securing the Facility Indebtedness (other than any action or proceeding brought by any Lender or participant against the Administrative Agent alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Guarantors shall pay to the Administrative Agent or such Lender upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

         8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Administrative Agent and the Lender or the holder of a Note under the remainder of this Guaranty shall continue in full force and effect.

         9. Any indebtedness of Borrower to Guarantors now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantors will not seek, accept, or retain for Guarantors' own account, any payment from Borrower on account of such subordinated debt at any time when a Default or Event of Default exists under the Credit Agreement or the Loan Documents, and any such payments to Guarantors made while any Default or Event of Default then exists under the Credit Agreement or the Loan Documents on account of such subordinated debt shall be collected and received by Guarantors in trust for the Lenders and shall be paid over to the Administrative Agent on behalf of the Lenders on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantors hereunder.

         10. Guarantors hereby subordinate to the Facility Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off

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rights, which Guarantors may have against Borrower arising from a payment made by Guarantors under this Guaranty and agree that, until the entire Facility Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of Guarantors or the Lenders or any right of Guarantors or the Lenders to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the Lenders for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantors seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantors hereunder. It is expressly understood that the agreements of Guarantors set forth above constitute additional and cumulative benefits given to the Lenders for their security and as an inducement for their extension of credit to Borrower.

         11. Any amounts received by a Lender from any source on account of any indebtedness may be applied by such Lender toward the payment of such indebtedness, and in such order of application, as a Lender may from time to time elect.

         12. Guarantors hereby submit to personal jurisdiction in the State of Ohio for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Guarantors hereby consent to the jurisdiction of either the Cuyahoga County Court of Common Pleas in Cleveland, Ohio or the United States District Court in Cleveland, Ohio in any action, suit, or proceeding which the Administrative Agent or a Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantors hereby agree that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Ohio and hereby waives any objection which Guarantors may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude the Administrative Agent or a Lender from filing any such action, suit, or proceeding in any other appropriate forum.

         13. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. Notice may be given as follows:

                  To Guarantors:

                           Glimcher Properties Corporation
                           150 East Gay Street
                           Columbus, Ohio 43215
                           Attention: George A. Schmidt
                           Telephone: 614-621-9000
                           Facsimile: 614-621-8863

                  With a copy to:

                           Glimcher Realty Trust
                           150 East Gay Street
                           Columbus, Ohio 43215
                           Attention: George A. Schmidt

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                           Telephone: 614-621-9000
                           Facsimile: 614-621-8863

                  To KeyBank as Administrative Agent and as a Lender:

                           KeyBank National Association
                           227 West Monroe Street, 18th Floor
                           Chicago, Illinois 60606
                           Attention: Real Estate Capital
                           Phone:     312-730-2731
                           Facsimile: 312-730-2755

                  With a copy to:

                           KeyBank National Association
                           127 Public Square
                           Cleveland, Ohio 44114
                           Attention: Real Estate Capital
                           Phone:     216-689-4660
                           Facsimile: 216-689-4997

                  With a copy to:

                           Sonnenschein Nath & Rosenthal, LLP
                           8000 Sears Tower
                           Chicago, Illinois 60606
                           Attention: Patrick G. Moran, Esq.
                           Telephone: (312) 876-8132
                           Facsimile: (312) 876-7934

                  If to any other Lender, to its address set forth in the Credit Agreement.

         14. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantors and shall inure to the benefit of the Administrative Agent and the Lenders' successors and assigns.

         15. This Guaranty shall be construed and enforced under the internal laws of the State of Ohio.

         16. GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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         IN WITNESS WHEREOF, Guarantors have executed and delivered this
Guaranty as of the date first written above.

                             GLIMCHER REALTY TRUST, a Maryland
                             real estate investment trust

                             By: _____________________________
                                 George A. Schmidt, Executive
                                 Vice President

                             GLIMCHER PROPERTIES CORPORATION,
                             a Delaware corporation

                             By: ______________________________
                                 George A. Schmidt, Executive
                                 Vice President

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